UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2026
Silvaco Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42043	27-1503712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Silvaco Group, Inc.
4701 Patrick Henry Drive, Building #23
Santa Clara, CA 95054
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 567-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SVCO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On May 21, 2026, Baker Tilly US, LLP (“Baker Tilly”), the former independent registered public accounting firm for Silvaco Group, Inc. (the “Company”), was dismissed, and on May 27, 2026, KPMG LLP (“KPMG”) was engaged as the Company’s independent registered public accounting firm. The decision to change independent accountants was made by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”).

Moss Adams LLP (“Moss Adams”), the Company’s independent registered public accounting firm during the years ended December 31, 2025, and 2024, and the subsequent interim period through July 8, 2025, merged with Baker Tilly, effective on June 3, 2025, and on July 8, 2025, Baker Tilly was appointed by the Audit Committee as the successor to Moss Adams. The combined audit practices now operate, and are referred to in this Current Report on Form 8-K, as Baker Tilly.

During the years ended December 31, 2025, and 2024, and the subsequent interim period through May 21, 2026, there were no (a) “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act of 1934 (“Regulation S-K”) and related instructions to that item) with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Baker Tilly’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in the Company’s internal control over financial reporting related to a lack of formalized accounting processes over internal control over financial reporting and an insufficient complement of personnel possessing the technical accounting and financial reporting knowledge and experience to support a timely and accurate close and financial statement reporting process, as disclosed under the heading "Item 9A. Controls and Procedures" in the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

During the years ended December 31, 2025, and 2024, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company, nor anyone on its behalf, consulted with KPMG regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Baker Tilly on the Company’s consolidated financial statements for the years ended December 31, 2025, and 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Baker Tilly with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that Baker Tilly furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of Baker Tilly’s letter to the Commission, dated May 27, 2026, is filed as Exhibit 16.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)Financial Statements of Business Acquired.

Not applicable.

(b)Pro Forma Financial Information.

Not applicable.

(c)Shell Company Transactions.

Not applicable.

(d)Exhibits.

Exhibit No.
16.1	Letter of Baker Tilly US, LLP, dated May 27, 2026, to the U.S. Securities and Exchange Commission
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVACO GROUP, INC.

Date: May 27, 2026                    By:     Christopher Zegarelli
                                Christopher Zegarelli
                                Chief Financial Officer